AUGUST 2023 INVESTOR PRESENTATION Exhibit 99.2

SAFE HARBOR STATEMENT This presentation contains certain forward-looking statements. Any statements that are not historical facts are subject to a number of risks and uncertainties, and actual results may differ materially. We urge you to read the risk factors, cautionary language, and other disclosure in the appendix of this presentation, our annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Except as required by law, we undertake no obligation to revise or publicly update forward-looking statements in light of new information or future events. During the presentation, we will discuss certain non-GAAP financial measures. For further discussion of the non-GAAP financial measures, as well as reconciliations of the non-GAAP financial measures to the most directly comparable GAAP measures, investors should review the appendix of this presentation, as well as our most recent earnings release available online at www.signetjewelers.com/investors. 1

A TRANSFORMED SIGNET PRESENTS A STRONG INVESTMENT THESIS

Growth Potential with Unique Scale in the Attractive Jewelry Category



A Transformed Company

Differentiated banners

Retail footprint optimization

Flexible operating model

Stronger financial performance



Unique Advantage Through Scale

One of only four retail sightholders with DeBeers

Connected commerce provides personalized shopping journey

3x larger than the closest US competitor by revenue



Growth Opportunities

Engagement Recovery

Jewelry Services

Accessible Luxury

Digital and AI capabilities to increase market share



Attractive Category Within Retail

Jewelry category averaged approximately 2% CAGR from 2000 to 2020[1]

Bridal has historically been recession resilient

Highly fragmented industry for consolidation opportunity

1 - Based on industry level data from BEA

KAY JEWELERS | ZALES THE DIAMOND STORE | JARED | Banter | DIAMONDS DIRECT | Blue Nile | JAMES ALLEN | rocksbox JEWELRY | PEOPLES CANADA'S #1 DIAMOND STORE | JS SIGNET | H.SAMUEL THE JEWELLER | ERNEST JONES LOVE & LIFE | SIGNET JEWELERS

2

SIGNET IS THE LEADING GLOBAL DIAMOND RETAILER AT 3X THE SIZE OF NEAREST COMPETITOR IN US



A
B
C
G
A
D
H
F
E

Retail Footprint[1]

(A) US — 2,382 STORES	(B) CANADA — 93 STORES	(C) UK AND REPUBLIC OF IRELAND — 333 STORES

Support Centers

(D) ISRAEL Technology Centers	(E) BOTSWANA Diamond Polishing Factory	(F) INDIA Diamond Liaison Center	(G) IRELAND Customer Service Center	(H) UAE Distribution Center

- Signet (NYSE: SIG) operates ~2,800 stores across a diversified banner portfolio in North America and the United Kingdom
- Consumer insight and digital led Company
- More than $7 billion in annual revenue expected in a jewelry market of ~$77 billion[2]
- ~10%[3] Non-GAAP operating margin driven by flexible operating model and elements of vertical integration
- Nationally recognized as Great Place to Work™

1 - As of FY23 year-end
2 - Jewelry market reflects the combination of CY22 US estimated market of $65 billion, Canadian estimated market of C$5.7 billion and UK estimated market of £6.4 billion translated at 12/30/22 Fx rates
3 - Average of FY22-FY23 actuals and FY24 based on the mid-point of FY24 guidance provided on 8/31/23

KAY ZALES JARED Banter DIAMONDS DIRECT Blue Nile JAMES ALLEN rocksbox PEOPLES JS SIGNET H.SAMUEL ERNEST JONES SIGNET JEWELERS

3

OUR FLEXIBLE OPERATING MODEL GENERATES SHAREHOLDER VALUE

Widening competitive advantages: estimated 3 points share growth in 3 years[1]

- Utilize scale to capture sourcing benefits
- Leverage acquisition integration opportunities
- Personalization and digital
- Connected commerce provides unique shopping journey

Balanced capital allocation strategy

- Organic investments to drive market share gains
- Maintain gross leverage ratio less than 2.75x EBITDAR
- Return capital to shareholders through share repurchases and dividends ($0.9B over the last 3.5 years)


CULTURE

Strong annual non-GAAP operating margin ~10%[2]

- Drive out costs (>$700m)
- Transformed operating model including enhanced labor planning
- Retail footprint optimization
- Restructured financing arrangement to remove owned credit risk

Cash generation and liquidity

- Disciplined working capital management
- Free Cash Flow conversion >70%[3]
- Total liquidity of $1.9B as of Q2 FY24

1 - Market share is calculated annually. Based on industry and transaction data from MasterCard and market research company Circana, Signet estimates market share based on the Company's growth rate versus the US jewelry industry
2 - Average of FY22-FY23 actuals and FY24 based on the mid-point of FY24 guidance provided on 8/31/23
3 - Free Cash Flow conversion defined as the (Net Cash Provided by Operating Activities less Purchases of Property, Plant and Equipment) / Non-GAAP Operating Income

4

TRANSFORMATION OVER THE LAST 4 YEARS HAS DOUBLED NON-GAAP OPERATING INCOME[1]

We Believe We've Created a Flexible and Sustainable Operating Model



Revenue $
(in billions)
$6.1
$7.2
FY20
FY24 Guide 2



Non-GAAP
Operating Income
(in millions)
$318.3
$655.0
FY20
FY24 Guide 2



Non-GAAP
Operating Margin
5.2%
9.1%
FY20
FY24 Guide 2



Estimated U.S.
Market Share3
6.6%
9.7%
FY20
FY23

Returned more than $940 million to shareholders through dividends and share repurchases since the start of FY2020, or nearly 30% of current market capitalization while reducing leverage

1 – Non-GAAP Operating income growth is mostly organic
2 - Reflects mid-point of FY24 guidance as of 8/31/23
3 - Market share is calculated annually. Based on industry and transaction data from MasterCard and market research company Circana, Signet estimates market share based on the Company's growth rate versus the US jewelry industry

5

All data as of Q2 FY2024 1 - Converted Preferred shares increase diluted share count by 8.2 million shares 2 - See Appendix for reconciliation and definition 3 - The adjusted debt leverage ratios are presented on a trailing twelve-month (“TTM”) basis, which uses Adjusted EBITDAR calculated on the prior four fiscal quarters 4 – Net Debt to Adj EBITDA defined as Long term debt plus convertible preferred shares less cash / adjusted EBITDA as defined in the Non-GAAP reconciliations in the Appendix Target leverage < 2.75x Total Debt to Adjusted EBITDAR Signet’s cash floor is $250 to $300 million. We have a standing goal to end each year with a balance of approximately $800 million. Signet TTM Leverage Ratios2 Balance Sheet Amount Maturity Unsecured Notes $0.15B Jun CY24 Convertible Preferred1 $0.65B Nov CY24 5x Annual Rent $2.23B Total Adjusted Debt $3.03B Cash & Equivalents $0.69B Undrawn Facility $1.20B Jul CY26 Total Liquidity $1.89B OUR STRATEGY HAS BUILT A STRONG BALANCE SHEET 3 3 3,4 6 On a Net Debt to Adj. EBITDA basis, Signet’s leverage is near flat

SIGNET JEWELERS: OUR TRANSFORMATION

Old Signet SIGNET HAS FUNDAMENTALLY TRANSFORMED OVER THE LAST 5 YEARS New Signet Mid-Fine & Primarily Bridal Diverse Portfolio Across Semi-Fine, Mid-Tier and Accessible Luxury with Higher Fashion Penetration Banners Overlap and Compete with Each Other Differentiated Banner Value Propositions Aimed at Unique Customer Shopping Journeys Traditional Mall Retailer Reduced Mall Revenue Penetration Led by Focus On eCommerce, Off-Mall and Top-Market Strategy In-Store Focus and Footprint Digital & Consumer Insight Led Organization With >20% eCommerce Penetration On Balance Sheet Consumer Credit Portfolio Zero Consumer Credit on Balance Sheet With Strong Third-Party Partners Low-to-Mid Single Digit Annual Margins Structural Transformation Established a Flexible Operating Model With Strong Margins 8

Express their personalities through unique and meaningful design choices and combinations. Unexpected Individualize d Seek to be seen and acknowledged for their taste. Choose jewelry that reflects their/ others style. Bold Stylish On Trend Select and create thoughtful gifts for others which are tied to a greater meaning, sentiment, or memory. Thoughtful Give extravagantly to those they love as they believe gifts reflect on both the giver and the receiver. Romanti c Showy Prefer high quality and known brands. Careful to avoid style and gifting mistakes. Knowledgeabl e Quality TM ® J E W E L R Y Confident Creatives $11B Statement Makers $10B Generous Sentimentalist $17B Extroverted Romantics $10B Savvy Affluents $8B Occasion/ Journey Expression of Self (Self-Purchase) Expression of Love (Gifting, Bridal) Expression of Self Department Stores Independent Jewelers Costco Other Players FineValue Skew Mid-Fine Accessible LuxuryValue Est. Total Market STRATEGIC ALIGNMENT DROVE BANNER DIFFERENTIATION AND WE NOW COVER 80% OF THE JEWELRY CATEGORY 9

STRATEGIC INVESTMENTS, ACQUISITIONS AND FLEET OPTIMIZATION HAVE CHANGED THE ARCHITECTURE OF OUR BUSINESS

Optimizing our physical and digital footprint has helped drive a ~50% increase to FY17 sales PSF

Digital Investments & Fleet Transformation Have Reduced Mall Penetration ~20 Points



Signet's Revenue % Mix by Channel
60%
40%
20%
0%
FY17
FY20
FY23
Mall
Non-Mall Retail
eComm

Investments in Fashion Category Increased Penetration



Signet's Revenue % Mix by Category
50%
48%
46%
44%
42%
40%
FY17
FY20
FY23
Bridal
Fashion & Services

Growth in Accessible Luxury



Signet's Revenue % Mix by Price Point
80%
60%
40%
20%
0%
FY17
FY20
FY23
Value
Mid-Fine
Accessible Luxury

Transformed Fleet, Scale and Flexible Operating Model Have Driven a Significant Increase In Margins, With Further Opportunities to Improve Margins Ahead

KAY ZALES JARED Banter DIAMONDS DIRECT Blue Nile JAMES ALLEN rocksbox PEOPLES JS SIGNET H.SAMUEL THE JEWELLER ERNEST JONES SIGNET JEWELERS 10

FY17 FY20 FY23 6 Year Change eCommerce Penetration 6% 12% 20% +1400 bps Number of Stores 3,682 3,208 2,808 (24%) Sales Per Square Foot $1,255 $1,334 $1,864 +49% INVESTMENTS IN DIGITAL LEAD OUR RETAIL FOOTPRINT OPTIMIZATION ~ 2/3 of customers utilize both digital and in store channels in their shopping journey Digital traffic up 54%, on a comparable basis, in FY24 compared to pre-pandemic levels 25% of online orders elect to use one of our flexible fulfillment options such as ship from store or buy online pick-up in store 11

c Provides credit to the large major ity of Signet customers Often offers credit to customers that are passed on for the initial underwr iting Provides customers with an alternative payment option that is not FICO dependent Payment solutions that are becoming increasingly popular with Millennials and Gen Z No consumer credit on balance sheet | Provides guaranteed commitment levels | Reflects historically stable delinquency rates among finance partners SIGNET HAS SHIFTED FROM ON-BALANCE SHEET CREDIT TO STRONG 3RD PARTY PARTNERSHIPS TO PROVIDE FINANCING OPTIONS FOR CONSUMERS c Pr ime credit par tner ‘Second Look’ credit par tner Lease- to- own par tner “Buy Now Pay Later” and “Installment Loan” 12

1 - Reflects mid-point of FY24 guidance, as of 8/31/23 1 SIG’S FY24 REVENUE GAINS ARE FROM CORE MARKET SHARE GROWTH & ACQUISITIONS, NOT A SUSTAINING COVID IMPACT Strategic organic investments and acquisitions drove market share growth, par tially offset by pandemic reduced engagement activity in FY2024 13

$318m $655m 5.2% +0 .4% +2.7% +2.9% +3.1% (1.7%) (2.6%) (2.2%) 9.1% +1.3% 1 More than $700 million in cost outs over 4 years HIGHER MARGINS GENERATED BY INITIATIVES & FLEXIBLE MODEL We believe strategic investments position Signet to fur ther grow market share 1 - Reflects mid-point of FY24 guidance, as of 8/31/23 FY20 Op Income Services Accretion Credit Transformation Optimized Labor Model Fleet Optimization FY24 Cost Savings Br idal Trough Strategic Investments Inflation FY24 Guidance1 Midpoint 14

MID-TERM GROWTH STRATEGY

WE BELIEVE OUR STRATEGY PROVIDES A CLEAR PATH TO DELIVER STRONG GROWTH OVER THE NEXT 3-5 YEARS

Signet's Mid-term Goals

$9–10B	11–12%	11–12%
In Total Revenue	Non-GAAP Operating Margin	U.S. Market Share
Up from $7.2B in FY2024[1]	Up from ~9.1% in FY2024[1]	Up from 9.7% in FY2023

$14 - $16 Non-GAAP EPS[2] +42% to 63% vs FY2024[1]

1 - Based on midpoint of FY2024 guidance range as of August 31, 2023

2 - Midterm EPS assumes continued dilution from preferred shares, constant share count and 25% statutory tax rate

KAY ZALES JARED Banter DIAMONDS DIRECT Blue Nile JAMES ALLEN rocksbox PEOPLES JS SIGNET H.SAMUEL THE JEWELLER ERNEST JONES SIGNET JEWELERS 16

SIGNIFICANT RUNWAY FOR GROWTH DRIVEN BY STRATEGIC INVESTMENTS, ENGAGEMENT RECOVERY

Mid-term Revenue Growth Pillars

	Engagement Recovery	Accessible Luxury Banners	Services	Share Gains: Marketing, Digital, Data
Growth Drivers	$0.6B Additional Revenue	$1B+ Additional Revenue	$0.5B Additional Revenue	~$0.5B Additional Revenue

Capability Levers

- Winning in Digital
- Connected Commerce / Omni-Channel approach
- Flexible Operating Model
- Sourcing
- Culture

Accessible Luxury opportunity includes its share of Bridal and Market Share Gain.

KAY JEWELERS · ZALES THE DIAMOND STORE · JARED · Banter · DIAMONDS DIRECT · Blue Nile · JAMES ALLEN · rocksbox JEWELRY · PEOPLES · JS SIGNET · H.SAMUEL THE JEWELLER · ERNEST JONES LOVE & LIFE · SIGNET JEWELERS

17

ENGAGEMENT RECOVERY EXPECTED TO BEGIN LATE THIS YEAR, WITH MORE THAN 25% GROWTH THROUGH 2026

Engagement recovery will be driven by multi-cultural couples, reflecting changing demographics

The 45 proprietary engagement milestones that Signet tracks are pointing to a multi-year engagement recovery starting this winter

Signet is well positioned to benefit from engagement recovery and gain market share



# of Engagements by Calendar Year[1]
Covid-19 interupts dating habits
Recovery to pre-pandemic
In Millions
2.8
2.8
2.5
2.1
2.4
2.6
2.8
Pre-Pandemic Avg
2021
2022
2023 Est
2024 Est
2025 Est
Longer Term Est



Retail Jewelry Industry
~20%
Bridal
Signet Jewelers
~50%
Bridal



Engagements: Derived from number of weddings and company estimates. Past internal primary research provides the historical relationship between engagements and weddings. Lisa W. Miller & Associates provided tracking data showing the impact of COVID on dating which impacts future engagements. Pre-Pandemic average includes CY2014-2020

KAY ZALES JARED Banter DIAMONDS DIRECT Blue Nile JAMES ALLEN rocksbox PEOPLES JS SIGNET H.SAMUEL ERNEST JONES SIGNET JEWELERS 18

Doubling Pace of Openings by Expanding to New Markets End to End ‘White Glove’ Shopping Experience Mature Stores Average More than $15m per Year Leveraging Our Scale & Market Insights Customization Innovations Like the Foundry that Provide Customers with the Opportunity to Design Pieces from Scratch Capitalizing on Our Digital Capabilities Wide-scale Digital Awareness Innovations Can Be Shared Across Other Banner Websites & ACCESSIBLE LUXURY REPRESENTS AN ATTRACTIVE GROWTH CATEGORY Executing our Strategy to Grow Accessible Luxury by $1+ Billion Growing by up to $350M Growing by up to $5 00M Growing digital banners to $1B+ in revenue 19

• More than 90% of ATV increase in Jared over last 4 years has come from assortment changes and premiumization, with a low single digit impact from taking price • Positioning Jared as an Accessible Luxury Banner, above Kay and Zales Q2 FY24 to Q2 FY20 +40% +60% Compared to N. America ATV >3x N. Amer ica ATV Jared ATV Q2 FY24 to Q2 FY20 Diamonds Direct ATV LEANING INTO ACCESSIBLE LUXURY IS IMPROVING AVERAGE TRANSACTION VALUE PRIMARILY BASED ON ASSORTMENT ARCHITECTURE Higher pr ice point items dr iven by premium quality metals, fancier cuts and larger carats 20

ACCELERATING MARGIN ACCRETIVE SERVICES TO DRIVE GROWTH

We believe we can grow Services by $500 million through continued investment and innovation that our customers desire

Primary Service Offerings

Extended Service Agreements (ESAs)


JARED

Increasing attachment rates through visibility & education

Future offerings like foreign repair ESAs

Care and Repair



Industry leading turnaround times

Repair tracker provides peace of mind & transparency

B2B opportunity

Customization



Engraving services

Online and in-store ring design

Loyalty


VAULT REWARDS
BY JARED
LOVE BRILLIANTLY.
BE REWARDED BRILLIANTLY
JOIN FREE TODAY
AND UNLOCK IMMEDIATE BENEFITS!

~3 million members – and growing

Loyalty members have +17%[1] higher purchase frequency

Higher spend than non-loyalty customers (+43%)[1]

1 - As of Q2 FY24

KAY ZALES JARED Banter DIAMONDS DIRECT Blue Nile JAMES ALLEN rocksbox PEOPLES JS SIGNET H.SAMUEL ERNEST JONES SIGNET JEWELERS

21

OUR DIGITAL INNOVATION CREATES A UNIQUE CONNECTED COMMERCE EXPERIENCE FOR JEWELRY CUSTOMERS

Leveraging our growing Customer Data Platform and AI capabilities will provide for personalized shopping experiences

	Past	Current	In-Progress
Online Shopping	Standard self-directed search & browse	Visual search, virtual try-on, virtual appointments	AI & data driven content pushes for personalized shopping experiences
Fulfillment	Standard delivery to customer address	Buy online pickup in-store, ship from store, ship to store, same day delivery & curbside	User experience enhancements for order status tracking
Digital Marketing	Social media and digital content platforms	Social selling spaces curated by our jewelry consultants, alongside personalized content	Buy directly from social spaces and search (e.g. Instagram and Google)
Customer Service	Phone service and chat support	Support through text & bot integration into chat	Support through 3rd party chat apps like WhatsApp
Online Access to Services	None	Increased visibility & access to extended service agreements	Self-service initiation of mail-in jewelry repair

22

MARGIN EXPANSION INITIATIVES FUEL GROWTH Strategic Revenue Management Optimizing Pricing & Promotions Merchandise Planning Advanced Assortment Planning and Demand Forecasting Driven by AI/Machine Learning NextGen Flexible Fulfillment Reverse Logistics and Inventory Management Supply Chain Acquisition Synergies Blue Nile Integration Sourcing Vertical Integration Product Cost Transparency 23

A TRANSFORMED SIGNET PRESENTS A STRONG INVESTMENT THESIS

Growth Potential with Unique Scale in the Attractive Jewelry Category



A Transformed Company

Differentiated banners

Retail footprint optimization

Flexible operating model

Stronger financial performance



Unique Advantage Through Scale

One of only four retail sightholders with DeBeers

Connected commerce provides personalized shopping journey

3x larger than the closest US competitor by revenue



Growth Opportunities

Engagement Recovery

Jewelry Services

Accessible Luxury

Digital and AI capabilities to increase market share



Attractive Category Within Retail

Jewelry category averaged approximately 2% CAGR from 2000 to 2020[1]

Bridal has historically been recession resilient

Highly fragmented industry for consolidation opportunity

1 - Based on industry level data from BEA

24

SUSTAINABILITY & CULTURE

OUR PURPOSE: INSPIRING LOVE Our Purpose of Inspiring Love is evident in everything we do, from the ways we empower our 29,6601 diverse team members to all the ways we enable our customers to celebrate their lives and express their love. And, as a Purpose-driven and sustainability-focused company, Signet is driven to love and protect our planet, pioneering and championing initiatives, advocating throughout our supply chain and using our influence to pave the way for our planet to shine as brilliantly as the gems it creates. To Inspire Love and be the change we want to see in the world, Signet is focused on fostering equality, innovating new ways to bring our unique jewelry to everyone, and encouraging self-expression. These ideas are deeply entrenched in the values we live every day. 26 1 – As of Fiscal 2023 year end

2030 Corporate Sustainability Goals OUR THREE LOVES: OUR SUSTAINABILITY FRAMEWORK Love for Our Planet and ProductsLove for All People Social Change Advocates Signet Love Inspires Foundation Governing with Purpose Love for Our Team Employer of Choice Community of Inclusiveness Purpose and Appreciation Human Rights Climate Advocacy Design Innovation and Inclusivity 27

Signet’s Three Loves Sustainability Framework 1. Love for All People 2. Love for Our Team 3. Love for Our Planet and Products https://www.signetjewelers.com/sustainability/report/default.aspx ANNUAL CORPORATE CITIZENSHIP AND SUSTAINABILITY REPORT Highlights • Human Capital Management and DEI Data • EEO-1 Report • Greenhouse Gas Accounting: Scope 1, 2, and 3 emissions • Sustainability Accounting Standards Board (SASB) Index; including, percentage of: Disclosures 1. Tier 1 supplier facilities, 2. Supplier facilities beyond Tier 1 that have been audited to a labor code of conduct, 3. Percentage of total audits conducted by a third-party auditor. 28

THIRD PARTY RECOGNITION For the four th consecutive year , Signet was designated as a Great Place to Work- Cer tified ق company based on survey responses from our team members. Five consecutive year s selected for the Bloomberg Gender - Equality Index and the only specialty jewelry retailer . WOMEN IN LEADERSHIP1 As of Fiscal 2023 Year - end OF STORE ASSISTANT MANAGERS AND ABOVE OF VICE PRESIDENTS AND ABOVE 1Nor th Amer ica, excludes Blue Nile 29

APPENDIX

The engagement category is one of the ‘stickiest’ entry points, creating lifelong customers for var ious gifting occasions ~$17B ANNUAL SPEND ON JEWELRY GIFTING CREATES ATTRACTIVE OPPORTUNITIES BIRTHDAY ANNIVERSARY GRADUATION RELATIONSHIP MILESTONE SPECIAL EVENT (E.G., PROM/ RELIGIOUS) REMEMBRANCE % of Occasion that is Jewelry 11% 20% 15% 9% 17% 20% Avg. Spend on Gift $100+ Total Annual Spend $7.9B $5.2B $970M $944M $838M $801M Annual Spend Proportion by Occasion 46% 30% 6% 5% 5% 5% $437 $403$572$351 $260 $417 A1

DATING HAS RETURNED TO PRE-COVID LEVELS 20 30 40 50 60 70 80 90 100 20 19 -0 1 20 19 -0 2 20 19 -0 3 20 19 -0 4 20 19 -0 5 20 19 -0 6 20 19 -0 7 20 19 -0 8 20 19 -0 9 20 19 -1 0 20 19 -1 1 20 19 -1 2 20 20 -0 1 20 20 -0 2 20 20 -0 3 20 20 -0 4 20 20 -0 5 20 20 -0 6 20 20 -0 7 20 20 -0 8 20 20 -0 9 20 20 -1 0 20 20 -1 1 20 20 -1 2 20 21 -0 1 20 21 -0 2 20 21 -0 3 20 21 -0 4 20 21 -0 5 20 21 -0 6 20 21 -0 7 20 21 -0 8 20 21 -0 9 20 21 -1 0 20 21 -1 1 20 21 -1 2 20 22 -0 1 20 22 -0 2 20 22 -0 3 20 22 -0 4 20 22 -0 5 20 22 -0 6 20 22 -0 7 20 22 -0 8 20 22 -0 9 20 22 -1 0 20 22 -1 1 20 22 -1 2 20 23 -0 1 20 23 -0 2 20 23 -0 3 20 23 -0 4 20 23 -0 5 20 23 -0 6 Se ar ch In d ex United States Google Search: First Date – Through June of Calendar 2023 April 2020 lockdown Omicron Surge Surge in COVID cases & deaths May 2021: Vaccine widely available 2019 Avg: 74 YTD 2023 Avg: 76 Source: Google Trends A2

NON-GAAP RECONCILIATIONS TABLES (in millions) Fiscal 2020 Sales $ 6,137.1 Operating income $ 158.3 Charges related to transformation plan (1) 79.1 Asset impairments (2) 47.7 Shareholder settlements (3) 33.2 Non-GAAP operating income $ 318.3 Operating margin 2.6 % Non-GAAP operating margin 5.2% (1) Includes charges related to the Signet’s Path to Brilliance transformation plan. (2) Includes charge related to an immaterial out of period goodwill impairment adjustment. (3) Includes charges related to the settlement of previously disclosed shareholder litigation matters, net of insurance proceeds. The forecasted midpoint of Fiscal 2024 guidance for non-GAAP operating income and diluted EPS provided in this presentation exclude potential non-recurring charges, such as asset impairments or integration-related costs associated with the acquisition of Blue Nile. However, given the potential impact of non-recurring charges to the GAAP operating income and diluted EPS, we cannot provide forecasted GAAP operating income or diluted EPS or the probable significance of such items without unreasonable efforts. As such, we do not present a reconciliation of forecasted non-GAAP operating income and diluted EPS to corresponding forecasted GAAP amounts. Non-GAAP operating income and non-GAAP operating margin Fiscal 2024 Guidance Fiscal 2020 Non-GAAP operating income is a non-GAAP measure defined as operating income excluding the impact of certain items which management believes are not necessarily reflective of normal operational performance during a period. Non-GAAP operating margin is defined as non-GAAP operating income as a percentage of total sales. A3

NON-GAAP RECONCILIATIONS TABLES (cont.)

Adjusted debt and adjusted net debt leverage ratios

The adjusted debt and adjusted net debt leverage ratios are non-GAAP measures calculated by dividing Signet's adjusted debt or adjusted net debt by adjusted EBITDAR. Adjusted debt is a non-GAAP measure defined as debt recorded in the condensed consolidated balance sheet, plus Preferred Shares, plus an adjustment for operating leases (5x annual rent expense). Adjusted net debt, a non-GAAP measure, is adjusted debt less the cash and cash equivalents on hand as of the balance sheet dates.

(in millions)		As of July 29, 2023
Adjusted debt and adjusted net debt:		
Current portion of long-term debt	$	147.5
Redeemable Series A Convertible Preference Shares		654.7
Adjustments:		
5x Rent expense		2,232.0
Adjusted debt	$	**3,034.2**
Less: Cash and cash equivalents		690.2
Adjusted net debt	$	**2,344.0**
TTM Adjusted EBITDAR	$	1,332.1
Adjusted debt leverage ratio		**2.3x**
Adjusted net debt leverage ratio		**1.8x**

(in millions)		26 weeks ended July 29, 2023		26 weeks ended July 30, 2022		52 week period ended January 28, 2023		52 week period ended July 29, 2023
Calculation:		A		B		C		A + C - B
Adjusted EBITDAR:								
Net income	$	172.5	$	61.9	$	376.7	$	**487.3**
Income taxes		26.7		(19.6)		74.5		**120.8**
Interest (income) expense, net		(7.4)		7.8		13.5		**(1.7)**
Depreciation and amortization		86.7		79.8		164.5		**171.4**
Amortization of unfavorable contracts		(0.9)		(0.9)		(1.8)		**(1.8)**
Share-based compensation		25.2		22.9		42.0		**44.3**
Other non-operating expense, net (1)		0.1		136.9		140.2		**3.4**
Other accounting adjustments								
Litigation charges (2)		(3.0)		190.0		203.8		**10.8**
Acquisition and integration-related costs (3)		12.6		10.8		25.8		**27.6**
Restructuring charges (4)		4.2		—				**4.2**
Asset impairments (4)		3.5		—		15.9		**19.4**
Adjusted EBITDA	$	320.2	$	489.6	$	1,055.1	$	**885.7**
Rent expense		220.5		220.6		446.5		**446.4**
Adjusted EBITDAR	$	540.7	$	710.2	$	1,501.6	$	**1,332.1**

(1) Non-operating expenses includes primarily pre-tax pension settlement charges of $132.8 million and $133.7 million during the 26 weeks ended July 30, 2022, and 52 weeks ended January 28, 2023, respectively.

(2) Fiscal 2024 includes a credit to income related to the adjustment of the prior litigation accrual. Fiscal 2023 includes charges for settlement of a previously disclosed litigation matter.

(3) Fiscal 2024 acquisition and integration-related costs include primarily severance and retention, exist and disposal costs, and system decommissioning costs incurred for the integration of Blue Nile. Fiscal 2023 includes the impact of the fair value step-up for inventory from Diamonds Direct and Blue Nile, as well as direct transaction-related and integration costs, primarily professional fees and severance, incurred for the acquisition of Blue Nile.

(4) Restructuring and asset impairment charges were incurred as a result of the Company's rationalization of store footprint and reorganization of certain centralized functions in the second quarter of Fiscal 2024.

KAY ZALES JARED Banter DIAMONDS DIRECT Blue Nile JAMES ALLEN rocksbox PEOPLES JS SIGNET H.SAMUEL ERNEST JONES SIGNET JEWELERS A4

SAFE HARBOR & FORWARD-LOOKING STATEMENT This release contains statements which are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based upon management's beliefs and expectations as well as on assumptions made by and data currently available to management, appear in a number of places throughout this document and include statements regarding, among other things, results of operations, financial condition, liquidity, prospects, growth, strategies and the industry in which we operate. The use of the words "expects," "intends," "anticipates," "estimates," "predicts," "believes," "should," "potential," "may," "preliminary," "forecast," "objective," "plan," or "target," and other similar expressions are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to a number of risks and uncertainties which could cause the actual results to not be realized, including, but not limited to: difficulty or delay in executing or integrating an acquisition, including Diamonds Direct and Blue Nile; executing other major business or strategic initiatives, such as expansion of the services business or realizing the benefits of our restructuring plan; the negative impacts that the COVID-19 pandemic has had, and could have in the future, on our business, financial condition, profitability and cash flows, including without limitation risks relating to shifts in consumer spending away from the jewelry category, trends toward more experiential purchases such as travel, disruptions in the dating cycle caused by the pandemic and the pace at which such impacts on engagements are expected to recover, and the impacts of the expiration of government stimulus on overall consumer spending (including the anticipated expiration of student loan relief); general economic or market conditions, including impacts of inflation or other pricing environment factors on our commodity costs (including diamonds) or other operating costs; a prolonged slowdown in the growth of the jewelry market or a recession in the overall economy; financial market risks; a decline in consumer discretionary spending or deterioration in consumer financial position; disruptions in our supply chain; our ability to attract and retain labor; our ability to optimize our transformation strategies; changes to regulations relating to customer credit; disruption in the availability of credit for customers and customer inability to meet credit payment obligations, which has occurred and may continue to deteriorate; our ability to achieve the benefits related to the outsourcing of the credit portfolio, including due to technology disruptions and/or disruptions arising from changes to or termination of the relevant outsourcing agreements, as well as a potential increase in credit costs due to the current interest rate environment; deterioration in the performance of individual businesses or of our market value relative to its book value, resulting in impairments of long-lived assets or intangible assets or other adverse financial consequences; the volatility of our stock price; the impact of financial covenants, credit ratings or interest volatility on our ability to borrow; our ability to maintain adequate levels of liquidity for our cash needs, including debt obligations, payment of dividends, planned share repurchases (including execution of accelerated share repurchases and the payment of related to excise taxes) and capital expenditures as well as the ability of our customers, suppliers and lenders to access sources of liquidity to provide for their own cash needs; changes in our credit rating; potential regulatory changes; future legislative and regulatory requirements in the US and globally relating to climate change, including any new climate related disclosure or compliance requirements, such as those recently proposed by the SEC; exchange rate fluctuations; the cost, availability of and demand for diamonds, gold and other precious metals, including any impact on the global market supply of diamonds due to the ongoing Russia-Ukraine conflict or related sanctions; stakeholder reactions to disclosure regarding the source and use of certain minerals; scrutiny or detention of goods produced in certain territories resulting from trade restrictions; seasonality of our business; the merchandising, pricing and inventory policies followed by us and our ability to manage inventory levels; our relationships with suppliers including the ability to continue to utilize extended payment terms and the ability to obtain merchandise that customers wish to purchase; the failure to adequately address the impact of existing tariffs and/or the imposition of additional duties, tariffs, taxes and other charges or other barriers to trade or impacts from trade relations; the level of competition and promotional activity in the jewelry sector; our ability to optimize our multi-year strategy to gain market share, expand and improve existing services, innovate and achieve sustainable, long-term growth; the maintenance and continued innovation of our OmniChannel retailing and ability to increase digital sales, as well as management of digital marketing costs; changes in consumer attitudes regarding jewelry and failure to anticipate and keep pace with changing fashion trends; changes in the supply and consumer acceptance of and demand for gem quality lab created diamonds and adequate identification of the use of substitute products in our jewelry; ability to execute successful marketing programs and manage social media; the ability to optimize our real estate footprint, including operating in attractive trade areas and mall locations; the performance of and ability to recruit, train, motivate and retain qualified team members - particularly in regions experiencing low unemployment rates; management of social, ethical and environmental risks; the reputation of Signet and its banners; inadequacy in and disruptions to internal controls and systems, including related to the migration to new information technology systems which impact financial reporting; security breaches and other disruptions to our information technology infrastructure and databases; an adverse development in legal or regulatory proceedings or tax matters, including any new claims or litigation brought by employees, suppliers, consumers or shareholders, regulatory initiatives or investigations, and ongoing compliance with regulations and any consent orders or other legal or regulatory decisions; failure to comply with labor regulations; collective bargaining activity; changes in corporate taxation rates, laws, rules or practices in the US and other jurisdictions in which our subsidiaries are incorporated, including developments related to the tax treatment of companies engaged in Internet commerce or deductions associated with payments to foreign related parties that are subject to a low effective tax rate; risks related to international laws and Signet being a Bermuda corporation; risks relating to the outcome of pending litigation; our ability to protect our intellectual property or assets including cash which could be affected by failure of a financial institution or conditions affecting the banking system and financial markets as a whole; changes in assumptions used in making accounting estimates relating to items such as extended service plans; or the impact of weather-related incidents, natural disasters, organized crime or theft, strikes, protests, riots or terrorism, acts of war (including the ongoing Russia-Ukraine conflict), or another public health crisis or disease outbreak, epidemic or pandemic on our business. 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